UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hudson Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

HUDSON GLOBAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 17, 2022

To the Stockholders of Hudson Global, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hudson Global, Inc. (the “Company”) will be held on Tuesday, May 17, 2022, at 8:00 A.M., local time, at the offices of the Company located at 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870, for the following purposes:

1.            To elect four directors to hold office until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.            To approve, by advisory vote, the compensation of our named executive officers as disclosed in the proxy statement;

3.            To approve amendments to the Company’s Rights Agreement (the “Rights Agreement”) by and between the Company and Computershare Trust Company, N.A., to extend its term through October 15, 2024;

4.            To approve amendments to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 250,000 shares and to make certain technical and clarifying changes to the Plan; and

5.            To ratify the appointment of BDO USA, LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022.

We also will consider and act upon such other business, if any, as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Only stockholders of record at the close of business on April 5, 2022 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices for at least ten days prior to the annual meeting and at the annual meeting.

In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the annual meeting. We will mail our proxy statement, along with a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, on or about April 20, 2022 to our stockholders of record as of the close of business on April 5, 2022. These materials are also available electronically at www.icommaterials.com/HSON and on our corporate website at www.hudsonrpo.com.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the annual meeting, please vote your shares (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope as promptly as possible or (2) in person by ballot at the annual meeting. You may vote in person if you wish to do so even if you have previously submitted your proxy or voting instructions. Important information about attending the annual meeting in person is included in the proxy statement.

For questions about the annual meeting, please write to Corporate Secretary, Hudson Global, Inc., 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870 or call (203) 409-5628.

By Order of the Board of Directors
HUDSON GLOBAL, INC.

/s/ Jeffrey E. Eberwein
Old Greenwich, Connecticut	Jeffrey E. Eberwein
Chief Executive Officer

April 20, 2022

NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON ANNUAL MEETING

We currently intend to hold the annual meeting in person. However, we are actively monitoring the spread of the coronavirus disease, or COVID-19, and are sensitive to the public health and travel concerns that our stockholders may have, as well as protocols that federal, state, and local governments may impose. If it is not possible or advisable to hold the annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission, and the Company will take all reasonable steps necessary to inform other intermediaries in the proxy process (such as any proxy service provider) and other relevant market participants (such as the appropriate national securities exchanges) in the event of such change.

PROXY STATEMENT

TABLE OF CONTENTS

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HUDSON GLOBAL, INC.

53 Forest Avenue, Suite 102

Old Greenwich, Connecticut 06870

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 17, 2022

ANNUAL MEETING INFORMATION

The Board of Directors of Hudson Global, Inc. (the “Company”, “we”, “us”, “our”) is soliciting proxies for use at our annual meeting of stockholders, which will be held on Tuesday, May 17, 2022, at 8:00 A.M., local time, at the offices of the Company located at 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870, and all adjournments or postponements of the annual meeting. The specific proposals to be considered and acted upon at the annual meeting are summarized in the attached Notice of Annual Meeting of Stockholders and are described in more detail in this proxy statement.

This proxy statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, were first sent or given to our stockholders on or about April 20, 2022. If you are a stockholder of record as of the record date, you may vote (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope as promptly as possible or (2) in person by ballot at the annual meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870. If you attend the annual meeting in person and vote by ballot, any previously submitted proxy will be revoked.

If you submit your proxy over the Internet or by telephone, or you properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you properly complete, sign and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote (i) “FOR” the four nominees for election as directors referred to in this proxy statement; (ii) “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement; (iii) “FOR” the approval of amendments to the Company’s Rights Agreement by and between the Company and Computershare Trust Company, N.A. to extend its term through October 15, 2024; (iv) “FOR” the approval of amendments to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan to increase the number of shares of common stock issuable under the Plan by 250,000 shares and to make certain technical and clarifying changes to the Plan; and (v) “FOR” the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022. Our management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the annual meeting. However, if any other business or matters properly shall come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such other business or matters.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the annual meeting has been fixed as April 5, 2022. Only holders of record of our common stock at the close of business on April 5, 2022 are entitled to vote at the annual meeting. On April 5, 2022, there were 2,804,779 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote.

The holders of a majority of the stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy may adjourn the annual meeting to another date. Whether or not a quorum is present, the Chair of the annual meeting will have the power to adjourn the meeting to another date.

In the election of directors under Proposal 1, the four nominees receiving the highest number of “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. “Withhold” votes on Proposal 1 will not be counted as votes cast, and, therefore, will have no effect on the election of directors. The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. The approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. The approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. If you “Abstain” from voting on Proposals 2, 3, 4, or 5 it will have the same effect as an “Against” vote. All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and broker non-votes, if any, count as present at the annual meeting for the purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Because only Proposal 5 is considered a routine matter, a broker, bank or other nominee holding shares for a beneficial owner will have no discretionary voting power on any of the proposals except for Proposal 5 without receiving instructions from the applicable beneficial owner. Broker non-votes will not be counted as present, and consequently will have no effect on the approval of a proposal.

If you would like to attend the annual meeting in person and vote at the annual meeting, you must demonstrate that you were a stockholder on April 5, 2022 and you must bring photo identification with you to the annual meeting. If your shares are held through a broker, bank or other nominee, you must bring to the annual meeting a legal proxy form and copy of your brokerage account statement, which you can obtain from your broker, bank or other nominee that holds your shares. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you need only bring photo identification with you to the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Hudson Global, Inc. 2022 Annual Meeting of Stockholders to be Held on May 17, 2022

Our proxy statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available to stockholders at www.icommaterials.com/HSON and on our corporate website at www.hudsonrpo.com.

PRINCIPAL STOCKHOLDERS

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 5, 2022 by: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table set forth below; and (iii) all of the directors, nominees, and executive officers as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned by such holder. None of the holders listed below have pledged any of their shares as security.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Matthew K. Diamond (2)	3,353	*
Mimi K. Drake (1)	–	*
Jeffrey E. Eberwein (1)(3)	199,378	7.1%
Ian V. Nash (1)	–	*
Connia M. Nelson (1)	–	*
All directors, nominees and executive officers as a group (5 persons) (1)(2)(3)	202,731	7.2%

* Denotes less than 1%.

(1)	Excludes the following share units under our Director Deferred Share Plan, which are payable only in shares of common stock to directors up to 90 days after ceasing service as a Board of Directors member, and therefore are not considered to be beneficially owned: Mimi K. Drake, 22,532; Jeffrey E. Eberwein, 27,156; Ian V. Nash, 58,278; Connia M. Nelson, 23,234; and all directors and executive officers as a group, 131,200 shares.

(2)	Excludes 10,902 unvested share units under our 2009 Incentive Stock and Awards Plan, as amended and restated, which are payable in shares of common stock.

(3)	Excludes 102,867 share units under our 2009 Incentive Stock and Awards Plan, as amended and restated, which are unvested and/or payable in shares of common stock up to 90 days following Mr. Eberwein ceasing to provide service to the Company, and therefore are not considered to be beneficially owned.

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of April 5, 2022.

	Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Percent of Class
Hotchkis and Wiley Capital Management, LLC (1) 601 South Figueroa St., 39th Floor Los Angeles, CA 90017	340,146	0	409,526	0	409,526	14.6%

Heartland Advisors, Inc. (2) 789 North Water St. Milwaukee, WI 53202	0	312,997	0	327,437	327,437	11.7%

(1)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2022.

(2)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13G/A filed with the SEC on February 7, 2022.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws (the “By-Laws”) provide that all of our directors stand for election on an annual basis. At the annual meeting, our stockholders will elect four directors to hold office until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

There are no family relationships among any of our directors, executive officers or nominees.

Listed below are the nominees of our Board of Directors for election at the annual meeting.

Nominees for Election at the Annual Meeting

Mimi K. Drake, 53, has served as a director since February 2019. Ms. Drake brings to the Board of Directors more than 25 years of experience in the financial services industry, primarily in strategic, operating and client-focused roles. Ms. Drake serves as Co-CEO of Permit Capital Advisors, an investment advisory firm based in suburban Philadelphia, a position she has held since April 2018. Ms. Drake joined Permit Capital Advisors in 2011 and previously served as its President. Ms. Drake’s career includes executive management roles in asset management companies, where she helped to bring the firms’ strategies to market and scale them successfully. In addition to her career in financial services, Ms. Drake has also spent almost twenty years working to improve diversity and inclusion in financial services. She has served as a Founding Board Member and Chair of the Board of 100 Women in Finance, one of the largest female financial services associations in the world, with more than 20,000 members in 31 global locations. This organization includes decision makers at many of the major global financial services firms, endowments, foundations, pension funds and private equity firms. Ms. Drake is also a guest lecturer at Wharton’s Advanced Management Social Entrepreneurship program. In addition, she serves on the boards of Ben Franklin Technology Partners and Verus, LLC, a privately held company in Princeton, New Jersey. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Ms. Drake should continue to serve as a director of our Company include her expertise in investment and financial services and extensive contacts throughout multiple industries, as well as her passion for improving workplace diversity and inclusion.

Jeffrey E. Eberwein, 51, has served as a director since May 2014. Mr. Eberwein has served as Chief Executive Officer since April 2018, with responsibility for the Company’s growth strategy, operational execution, and overall performance. Mr. Eberwein formerly ran Lone Star Value Management, an investment firm he founded in 2013. He has 25 years of Wall Street experience and valuable public company and financial expertise gained through his employment history and directorships. Prior to founding Lone Star Value Management in 2013, Mr. Eberwein was a private investor and served as a portfolio manager at Soros Fund Management from 2009 to 2011 and Viking Global Investors from 2005 to 2008. Additionally, Mr. Eberwein serves as Executive Chairman of the Board at one other publicly traded company: Star Equity Holdings, Inc., a diversified holding company. Additionally, Mr. Eberwein served as a director of Novation Companies, Inc. from April 2015 to March 2018 and served as Chairman of the Board of Crossroads Systems, Inc. from June 2013 to May 2016, NTS, Inc. and On Track Innovations Ltd. from 2012 to 2014, AMERI Holdings, Inc. from May 2015 to August 2018, and Goldfield Corporation from 2012 to 2013. The particular experience, qualifications, attributes, or skills that led our Board of Directors to conclude that Mr. Eberwein should continue to serve as a director of our Company include his expertise in finance and experience in the investment community.

On February 14, 2017, the SEC issued an order (Securities Exchange Act Release No. 80038) (the “Order”) finding that certain groups of investors failed to properly disclose ownership information during a series of five campaigns to influence or exert control over microcap companies, including the Company. The Order alleged violations of Section 13(d)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 13d-1 thereunder, Section 13(d)(2) of the Exchange Act and Rule 13d-2(a) thereunder and Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 thereunder by Mr. Eberwein and a hedge fund adviser headed by him, Lone Star Value Management (“LSVM”), mutual fund adviser Heartland Advisors, and another investor. Without admitting or denying the findings, they consented to the Order and agreed to cease and desist from committing any violations of the above-referenced Exchange Act provisions and civil penalties of $90,000 for Mr. Eberwein, $120,000 for LSVM, $180,000 for Heartland Advisors, and $30,000 for the other investor. On February 24, 2020, the SEC issued an order (Securities Exchange Act Release No. 5448) (the “Advisers Act Order”) relating to allegations, among other things, that LSVM failed to properly disclose certain specific transactions in advance and obtain client consent for these transactions prior to their completion, and that LSVM failed to implement certain written policies and procedures. The Advisers Act Order alleged violations of Section 206(3) and 206(4) of the Investment Advisers Act of 1940 (“Advisers Act”) and Rule 206(4)-7 thereunder by Mr. Eberwein and LSVM. Without admitting or denying the findings, they consented to the Advisers Act Order and agreed to cease and desist from committing or causing any violations of the above-referenced Advisers Act provisions, for LSVM to be censured and to pay civil penalties of $25,000 for Mr. Eberwein and $100,000 for LSVM.

Ian V. Nash, 66, has served as a director since October 2015. Mr. Nash has over 30 years of experience in the recruitment industry. From 2007 until 2010, Mr. Nash provided consultancy services to several recruitment companies, including Stott and May Professional Search Ltd., Fiser Group Limited, Nigel Wright Recruitment Group and The SR Group. Mr. Nash also served as Chief Financial Officer and as a director of Robert Walters PLC, a London Stock Exchange-listed global recruitment company, from 2001 to 2007. Prior to his position with Robert Walters PLC, Mr. Nash served as Chief Financial Officer of Michael Page International PLC, a London Stock Exchange-listed global recruitment company, from 1987 to 1999. Currently, Mr. Nash serves as Chairman of a privately held recruiting firm: Acre Resources Limited, which specializes in sustainability recruitment. Mr. Nash has served as Chairman of Acre Resources Limited since 2010. Mr. Nash also has served since 2012 as a director, and until 2018 as Chairman, of Fulfil(1) TopCo Limited, which trades as Investigo Limited, and specializes in professional services recruitment. Mr. Nash also has served since 2013 as a director of Morgan Hunt Holdings Limited, a public-sector recruitment firm, and as a director of Djanno Limited, a private limited company, since August 2020. Mr. Nash is a chartered accountant. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Nash should continue to serve as a director of our Company include his extensive recruitment industry experience and expertise in finance.

Connia M. Nelson, 66, has served as a director since February 2019. Ms. Nelson is the Chief Human Resources Officer for LifeWay Christian Resources, a position that she has held since September 2018, where she is responsible for human capital management including talent acquisition, employee experience, performance excellence, compensation, value-based culture, diversity, and employee engagement. Ms. Nelson previously served as Vice President - Human Resources of Lifeway Christian Resources from September 2016 until September 2018. Prior to that, Ms. Nelson worked for Verizon Communications from May 2000 until June 2016, creating talent management strategies to acquire and retain top talent globally, improve succession, increase the employer brand, enhance diversity, deliver total rewards, accelerate employee engagement, manage employee relations and lead the Office of Business Ethics. Ms. Nelson has served as a member of the Board of Trustees for Post University of Waterbury, CT since 2004, where she currently serves on the academic committee and previously served as co-chair of the marketing committee. Ms. Nelson is a board member for Boulo Solutions, an organization providing flexible work solutions. She is a founding board member of Seed A Better Life, LLC, where she served from 2010 to 2021. Ms. Nelson also serves on the Musician Treatment Foundation board and The Refuge Center for Counseling board. Ms. Nelson holds a bachelor’s degree from Indiana State University and a master’s degree in organization management from Dallas Baptist University.

Vote Required

Each director will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). The four nominees receiving the highest number of affirmative votes will be elected. Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Shares of common stock represented by executed, but unmarked, proxy cards will be voted in favor of the election as directors of the persons named as nominees in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

Each Company nominee for election is currently a member of our Board of Directors and has consented to be named in this proxy statement and agreed to serve as a director if elected. Our Board of Directors has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, if any nominee should be unable to serve or will not serve, then the shares represented by proxies received will be voted for another nominee selected by our Board of Directors.

Our Board of Directors unanimously recommends that the nominees identified above be elected as directors and urges you to vote “FOR” their election.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Directors

Of the four directors currently serving on our Board of Directors, the Board of Directors has determined that Mr. Nash and Mses. Drake and Nelson are independent directors under the independence standards of the Nasdaq Global Select Market.

Board Committees

Our Board of Directors has standing Audit, Compensation, Nominating and Governance, and Strategic Planning Committees. Under the listing standards of the Nasdaq Global Select Market, the members of the Audit, Compensation, and Nominating and Governance Committees must be comprised solely of independent directors. Accordingly, Mr. Eberwein is not eligible to serve on such committees. All directors receive materials for all Board committee meetings even if they do not serve, or are not eligible to serve, on the committee.

The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee, Nominating and Governance Committee, and Strategic Planning Committee. We maintain a website at www.hudsonrpo.com and make available on that website, free of charge, copies of each of the charters for the Audit, Compensation, Nominating and Governance and Strategic Planning Committees.

Audit Committee

The Audit Committee presently consists of Ian V. Nash (Chair), Mimi K. Drake, and Connia M. Nelson, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and SEC rules. Our Board of Directors has determined that each of Mr. Nash and Ms. Drake qualify as an “audit committee financial expert,” as defined by the SEC. The Audit Committee held 4 meetings in 2021.

The Audit Committee’s primary duties and responsibilities are to assist our Board of Directors in monitoring:

•	the integrity of our financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of our internal audit function and of the independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Compensation Committee

The Compensation Committee presently consists of Connia M. Nelson (Chair), Ian V. Nash, and Mimi K. Drake, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and SEC rules. Our Compensation Committee members also qualified as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to years prior to 2019. The Compensation Committee held 5 meetings in 2021. None of the members of our Compensation Committee at any time in the past fiscal year has been one of our officers or employees or an officer or employee of one of our subsidiaries at any time during the fiscal year ended December 31, 2021. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee. The Compensation Committee’s primary responsibility is to assure that the non-employee members of our Board of Directors, the executive officers (including the Chief Executive Officer) and key management are compensated effectively and in a manner consistent with our stated compensation strategy, internal equity considerations, competitive practices, and the requirements of the appropriate regulatory bodies. The Compensation Committee has overall responsibility for approving and evaluating the compensation of executive officers (including the Chief Executive Officer), key management and outside directors, and administers our long-term incentive programs, including our equity compensation plan.

The Compensation Committee has retained the services of an independent, external compensation consultant, Pay Governance LLC. Pay Governance LLC has served as the independent compensation consultant to the Compensation Committee since 2010. The mandate of the consultant is to work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends, and technical considerations. The consultant does not determine or recommend amounts or forms of compensation. The historical and ongoing nature and scope of services rendered by the independent compensation consultant on the Compensation Committee’s behalf is described below:

•	competitive market pay analyses, Board of Director pay studies, dilution analyses and market trends;

•	ongoing support with regard to the latest relevant regulatory, technical and/or accounting considerations affecting executive compensation and benefit programs;

•	guidance on overall compensation program structure and executive employment agreement terms; and

•	preparation for and attendance at selected management, Board committee, or Board of Director meetings.

The Compensation Committee has the final authority to hire and terminate Pay Governance LLC or any other compensation adviser. The Compensation Committee also evaluates Pay Governance LLC periodically. In addition, the Compensation Committee has the responsibility to consider the independence of Pay Governance LLC or any other compensation adviser before engaging the adviser. During 2021, the Compensation Committee reviewed the independence of Pay Governance LLC and the individual representatives of Pay Governance LLC who served as the Compensation Committee’s consultants pursuant to the requirements of Nasdaq and the SEC and the specific independence factors that the requirements cite and concluded, based on such review, that Pay Governance LLC’s work for the Compensation Committee does not raise any conflict of interest. In 2021, Pay Governance LLC did not provide any services to the Compensation Committee other than the executive and director compensation-related consulting services as described previously. Other than as described previously, management did not obtain any additional services from Pay Governance LLC in 2021.

Nominating and Governance Committee

The Nominating and Governance Committee presently consists of Mimi K. Drake (Chair), Connia M. Nelson, and Ian V. Nash, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market. The Nominating and Governance Committee held 4 meetings in 2021.

The Nominating and Governance Committee provides assistance to our Board of Directors by:

•	identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by our stockholders;

•	identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors;

•	identifying directors qualified to serve as Chair of the Board of Directors and recommending to the Board of Directors nominees for Chair of the Board of Directors; and

•	developing and recommending to the Board of Directors a set of corporate governance principles, including matters of:

○	Board of Directors organization, membership and function;

○	Board of Directors committee structure and membership;

○	succession planning for our Chief Executive Officer; and

○	taking a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that our Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives. The Nominating and Governance Committee also seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are important to us. In addition, the Nominating and Governance Committee believes it is important that at least one director has the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee.

In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, and industry knowledge. While we do not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Governance Committee believes that candidates should be selected so that the Board of Directors is a diverse body, with diversity reflecting, among other things, age, gender, race, and professional experience. The current Board of Directors is 50% diverse (by race, gender, and ethnic diversity combined), with two female directors and one racially diverse director. At a minimum, each Company nominee presented and approved by the Nominating and Governance Committee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment. In addition, the Nominating and Governance Committee believes a director should possess the following minimum qualifications to be recommended by the Nominating and Governance Committee to the Board of Directors:

•	A director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology, or public interest;

•	A director must have expertise and experience relevant to our business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	A director must be independent of any particular constituency, be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	A director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of our business.

The Nominating and Governance Committee has the authority to retain a search firm to assist it in identifying nominees, and the Nominating and Governance Committee provides the search firm with the criteria for the nominees as described above.

The Nominating and Governance Committee believes that the current composition of our Board of Directors provides a complementary mix of skills, experience, and backgrounds that are important in governing the Company. The Nominating and Governance Committee will continue to evaluate the Board of Directors’ composition on a periodic basis to ensure it reflects the appropriate mix of the foregoing and other factors.

The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in our Nominating and Governance Committee Charter, which is available on our website as described above. Recommendations for consideration by the Nominating and Governance Committee should be sent to our Corporate Secretary in writing, together with appropriate biographical information concerning each proposed nominee. Our By-Laws also set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. With respect to an election of directors to be held at an annual meeting, a stockholder must, among other things, give notice of an intent to make such a nomination to our Corporate Secretary in advance of the meeting in compliance with the terms and within the time period specified in our By-Laws. Pursuant to our By-Laws, a stockholder must give a written notice of intent to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). See “Other Matters – Stockholder Proposals” for the specific deadlines for submitting stockholder proposals to our Corporate Secretary in connection with the 2022 annual meeting of stockholders.

Strategic Planning Committee

The Strategic Planning Committee presently consists of Ian V. Nash (Chair), Mimi K. Drake, and Connia M. Nelson. The Strategic Planning Committee held 4 meetings in 2021.

The Strategic Planning Committee provides assistance to our Board of Directors by:

•	assisting our Board of Directors in assessing whether our management has the resources necessary to implement our Company’s strategy;

•	assessing external developments and factors, including changes in the economy, competition and technology, on our Company’s strategy and execution of its strategy; and

•	advising on strategic development activities, including those not in the ordinary course of business, under consideration from time to time by our Company.

Board Leadership Structure

We have separate positions of Chair of the Board of Directors and Chief Executive Officer. We believe this leadership structure helps to promote more effective governance and oversight of our Company by our Board of Directors and allows our Chief Executive Officer to focus on the execution of our Company’s strategy and operations.

Our independent directors meet regularly without management, including our Chief Executive Officer, and are active in the oversight of our Company. Our Board of Directors and each Board committee have access to members of our management team and the authority to retain independent legal, accounting or other advisors as they deem necessary or appropriate. Our Chief Executive Officer does not serve on any Board committee.

The duties and responsibilities of our independent Chair include the following:

•	coordinate the activities of the independent directors and serve as a liaison between the independent directors and our Chief Executive Officer;

•	chair meetings and executive sessions at which only the independent directors attend;

•	advise our Chief Executive Officer as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to effectively perform their duties;

•	jointly with the Compensation Committee, conduct an annual evaluation of the performance of the Chief Executive Officer and report to the Board of Directors the results of that evaluation;

•	in conjunction with the Chief Executive Officer, consider potential conflicts of interest of directors;

•	conduct, as appropriate, exit interviews of senior management upon resignation; and

•	recommend to the Chief Executive Officer the retention of outside advisors and consultants who report directly to the Board of Directors.

We believe that our Board of Directors leadership structure provides an appropriate balance between strong and strategic leadership and independent oversight of our Company, and that our Board of Directors leadership structure continues to serve the best interests of our Company and stockholders.

Risk Oversight

We recognize that the effective management of risk is key to achieving our objectives and the Audit Committee of our Board of Directors oversees our risk management process. We have in place a risk review process which identifies the principal risks that could impact our business and determines the mitigating actions required to ensure that these risks are controlled to an acceptable level. Our risk management process is coordinated by our Head of Internal Audit with our regional CEOs and their senior management teams having day-to-day responsibility for our risk management process. Our risk management process is supported by risk registers that are maintained at a regional level and our Head of Internal Audit provides periodic updates to the Audit Committee regarding, among other things, risk assessments and actions taken to mitigate risks. In addition, our Head of Internal Audit reports directly to the Chair of the Audit Committee and provides periodic updates to the Audit Committee about risk management issues, particularly those regarding accounting and finance-related risks.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to further promote the effective functioning of our Board of Directors and Board committees and to set forth a common set of expectations as to how our Board of Directors and Board committees should perform their functions. Our Corporate Governance Guidelines are available, free of charge, on our website at www.hudsonrpo.com. The information contained in, or that can be accessed through, our website does not constitute a part of this proxy statement.

Compensation Recovery Policy

In December 2016, our Board of Directors adopted a compensation recovery policy, effective January 1, 2017, pursuant to which certain incentive-based compensation received by our executive officers on the basis of financial results that are later restated may be subject to recovery. The incentive-based compensation subject to the policy includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of a measure that is determined and presented in accordance with the accounting principles used in preparing our financial statements, any measures that are derived wholly or in part from such measures, or stock price or total shareholder return. We intend to amend the policy as and when necessary to reflect applicable changes in law and stock exchange listing standards, including the requirements of the final regulations and listing standards expected to be promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Insider Trading Policy

Our Board of Directors has adopted an insider trading policy that applies to all of its officers, directors and employees. Officers, directors and employees are prohibited from engaging in any of the following types of transactions with respect to the Company’s securities: (i) short sales, including short sales “against the box”, (ii) purchases or sales of puts, calls, or other derivative securities or (iii) purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other similar transactions that directly hedge or offset, or are designed to directly hedge or offset, any decrease in the market value of Company securities.

Meetings and Attendance

Our Board of Directors held 9 meetings in 2021. Each of the directors currently serving on our Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held in 2021 and meetings held by each committee of the Board of Directors on which such director served during the period that the director so served in 2021. Directors are expected to attend our annual meeting of stockholders each year. At the 2021 annual meeting of stockholders, all of the directors then serving were in attendance either in-person or by teleconference.

Communications with Board of Directors

You may communicate with our Board of Directors by writing to our Corporate Secretary at Hudson Global, Inc., c/o the Board of Directors (or, at your option, c/o a specific director), 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870. The Corporate Secretary will deliver this communication to the Board of Directors or the specified director, as the case may be, if they relate to appropriate and substantive corporate or Board of Directors matters. Communications that are of a commercial or frivolous nature, or otherwise inappropriate for the Board of Director’s consideration, will not be forwarded to the Board of Directors.

Policies and Procedures Regarding Related Person Transactions

Our Board of Directors has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

•	a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions for review, approval or ratification by the Audit Committee. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board of Directors.

There have been no related party transactions since January 1, 2021.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received by each of our directors during 2021, other than Mr. Eberwein who did not receive any compensation for serving as a director and whose compensation as an executive officer is set forth below under “Executive Compensation – Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Total
Richard K. Coleman, Jr. (3)	$-	$124,062	$-	$124,062
Mimi K. Drake	$-	$99,057	$-	$99,057
Ian V. Nash (4)	$65,625	$117,562	$-	$183,187
Connia M. Nelson	$-	$102,554	$-	$102,554

(1)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 for all awards of share units granted during the fiscal year under our Director Deferred Share Plan. Assumptions used in the calculation of these amounts are included in Note 5 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	During 2021, no directors were granted options to purchase shares of our common stock. The aggregate number of outstanding stock options as of December 31, 2021 for each of our directors named above was: Mr. Coleman, 0; Ms. Drake, 0; Mr. Nash, 0; and Ms. Nelson, 0.

(3)	Mr. Coleman resigned as a director of the Company effective January 1, 2022.

(4)	Effective April 1, 2020, Mr. Nash voluntarily reduced his quarterly retainer fees related to his role as Chair of the Strategic Planning Committee on a temporary basis in recognition of the current challenging economic environment. Effective April 1, 2021, these fees were reinstated to their previous levels.

Retainer and Meeting Fees

Each non-employee director is entitled to receive an annual retainer of $25,000 paid in quarterly installments. The Chairs of the Audit Committee, Compensation Committee, Nominating and Governance Committee, and Strategic Planning Committees receive an additional annual retainer of $25,000, $10,000, $5,000, and $75,000, respectively, paid in quarterly installments. Each director receives an annual fee as a member of the Audit committee, Compensation Committee, and Nominating and Governance Committee of $4,000, $2,500, and $2,500, respectively, paid in quarterly installments, and the Board Chair receives an annual fee of $25,000, paid in quarterly installments. The annual retainer and the retainer for serving as a Chair of a Board committee, except for the Chair of the Strategic Planning Committee, are paid in share units each pursuant to the “Director Deferred Share Plan” as described below. The retainer for serving as the Chair of the Strategic Planning Committee is paid in cash in quarterly installments. Also, each non-employee director is entitled to receive $65,000 annually paid in share units as described below under “Director Deferred Share Plan.” Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board of Directors and Board committees.

Director Deferred Share Plan

Each quarter, effective seven calendar days following the release of our earnings, the retirement account of each non-employee director is credited under our Director Deferred Share Plan with the applicable number of share units for the quarterly portion of the annual retainer and the quarterly portion of the retainer for serving as a member or Chair of a Board committee. Also, on the date of our annual meeting of stockholders, the retirement account of each non-employee director is credited under the Director Deferred Share Plan with $65,000 of share units. All share units fully vest on the date of grant. All share units are equivalent to one share of our common stock and are payable only in common stock issued under our 2009 Incentive Stock and Awards Plan up to 90 days after a director ceases service as a Board of Directors member.

Stock Options

In October 2015, the Compensation Committee established a new stock option program under our 2009 Incentive Stock and Awards Plan for new non-employee directors. Under the program, upon first being elected or appointed as a director, or at the next annual meeting of stockholders if appointed between annual meetings, we generally grant each non-employee director an option to purchase 5,000 shares of our common stock. The exercise price for options is the fair market value of a share of our common stock on the date of grant. Options have a term of five years and become exercisable as follows: 50% immediately on the date of grant and 100% upon the first anniversary of the grant date (provided that if our Board of Directors does not designate such individual as a nominee for election as a director at our first annual meeting of stockholders following the grant date, then the remainder of such option that has not yet vested will immediately vest). If a director ceases service on our Board of Directors for any reason other than death, then that portion of the option grant that is exercisable on the date the director ceases service will remain exercisable for a period of two years after such date. If the director’s service ceases by reason of the director’s death, then the option will remain exercisable by the director’s beneficiary for a period of two years after the date of the director’s death.

Stock Ownership Policy

The Board of Directors considers ownership of our common stock to be an important factor in aligning the interest of our directors with those of our stockholders. Our Board of Directors has established a Stock Ownership Policy for non-employee directors. The Stock Ownership Policy became effective January 1, 2012. Under the Stock Ownership Policy, non-employee directors are required to own shares of our common stock with a market value equal to at least three times the director’s then-current annual cash retainer. A director must satisfy the ownership requirements within five years from the date of the director’s appointment to the Board of Directors. Stock ownership can consist of shares owned directly by the director and deferred shares, but vested and unvested stock options and unvested restricted shares are not included. The value of our common stock held by directors is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of a director’s shares reaches the required market value, the director is deemed to have met the stock ownership requirements and must retain only the number of shares that were required to meet the stock ownership requirements as of the date the director first met the requirements. On May 6, 2019, the Compensation Committee determined that directors would receive their annual retainers paid in share units pursuant to the Director Deferred Share Plan rather than in cash.

EXECUTIVE COMPENSATION

Executive Officers

Mr. Eberwein’s full biographical information is provided above under the heading “Nominees for Election at the Annual Meeting.”

Matthew K. Diamond, 46, has served as Chief Financial Officer since January 2020 with overall responsibility for the Company’s global accounting and finance functions. Prior to serving as Chief Financial Officer, Mr. Diamond served as the Company’s Vice President of Finance since January 2019 and was appointed principal financial officer in June 2019. Prior to joining the Company, Mr. Diamond served in a variety of finance and control roles at PepsiCo, Inc. from 2001 to 2018, including director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy. Mr. Diamond is a CPA and began his career as a Supervisory Senior Auditor with Arthur Andersen LLP. Mr. Diamond earned a BBA in Public Accounting from Pace University, where he graduated with magna cum laude honors.

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned for 2021 and 2020 by (i) our Chief Executive Officer, and (ii) our Chief Financial Officer. The persons named in the table are also referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)		Total
Jeffrey Eberwein, Chief	2021	$400,000	$704,995	$-	$150,000	$–		$1,254,995
Executive Officer (1)	2020	$400,000	$334,682	$-	$71,207	$–		$805,889

Matthew K Diamond,	2021	$225,000	$200,520	$-	$118,125	$8,432	(7)	$552,077
Chief Financial Officer (2)	2020	$225,000	$62,115	$-	$56,076	$8,550	(7)	$351,741

(1)	Mr. Eberwein was appointed as chief executive officer (principal executive officer) of our Company by the Board of Directors on April 1, 2018.

(2)	Mr. Diamond was appointed as chief financial officer (principal financial officer) of our Company by the Board of Directors on December 10, 2019, effective as of January 1, 2020. Mr. Diamond previously served as the Company’s Vice President of Finance since January 2019 and was appointed principal financial officer on June 30, 2019.

(3)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of restricted stock units granted for the relevant fiscal year. Awards of restricted stock units that we granted in 2019 to our named executive officers are subject to performance conditions and service conditions as described below under “Outstanding Equity Awards at December 31, 2021.”

(4)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of stock options granted during the relevant fiscal year.

(5)	Represents amounts earned in the years shown, which may be paid subsequent to each respective year end.

(6)	Certain personal benefits we provided to the named executive officers are not included in the table because the aggregate amount of such personal benefits for each named executive officer was less than $10,000.

(7)	Consists only of our matching contributions under our 401(k) Savings Plan of $8,432 and $8,550 for Mr. Diamond in 2021 and 2020, respectively.

Disclosure Regarding Summary Compensation Table

Executive Employment Agreements

We have an Executive Employment Agreement with our Chief Executive Officer, Jeffrey E. Eberwein. This agreement was designed to provide reasonable financial security (in general, not exceeding one year’s salary and target bonus) to our executive officer in the event of certain kinds of separation from our Company, while providing our Company with appropriate releases from potential claims and commitments not to solicit our clients or employees during a set period.

The Executive Employment Agreement entitles Mr. Eberwein to:

•	an annual base salary in the amount of at least $400,000 for Mr. Eberwein;

•	eligibility to receive an annual cash bonus as provided in our Senior Management Bonus Plan (equal to 25% of base salary for Mr. Eberwein);

•	eligibility to receive a grant of equity of our Company under our Senior Management Bonus Plan (117.5% of base salary for Mr. Eberwein);

•	four weeks of vacation per year;

•	severance and health and dental benefits upon termination or non-renewal of employment;

•	severance and health and dental benefits upon a termination of employment after a change in control of our Company; and

•	other benefits of employment comparable to other senior management of our Company.

Upon a termination of the employment of Mr. Eberwein after a change in control of our Company, if any portion of the executive’s termination payment would constitute an “excess parachute payment,” then the termination payment made to the executive will either be made in full or made in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by the executive of the greatest benefit on an after-tax basis. In connection with entering into the employment agreement, Mr. Eberwein executed a Confidentiality, Non-solicitation and Work Product Assignment Agreement with us.

We have the right to terminate Mr. Eberwein’s employment at any time, subject to the provisions of the Executive Employment Agreements described below under “Potential Payments Upon Termination or Change in Control—Executive Employment Agreements.”

Employment Offer Letter with Matthew Diamond

In connection with Mr. Diamond’s employment, the Company entered into an offer letter with Mr. Diamond on December 18, 2018, which provides that Mr. Diamond is entitled to receive an annualized base salary of $200,000, payable in regular installments in accordance with the Company’s general payroll practices. This amount was increased to $225,000 effective January 1, 2020, in connection with Mr. Diamond’s appointment as Chief Financial Officer and was subsequently increased to $250,000 effective April 1, 2022. Mr. Diamond is also eligible for a Corporate non-guaranteed potential target incentive of 35% of his annualized base salary and a grant of equity as determined by the Compensation Committee. Mr. Diamond’s employment can be terminated at will. Mr. Diamond is also entitled to vacation and other employee benefits in accordance with the Company’s policies.

2021 Incentive Compensation Program

Our Compensation Committee annually sets bonus performance targets to help drive growth in our financial performance year-over-year. On March 7, 2022, the Compensation Committee approved an incentive compensation plan (the “2021 CEO/CFO Incentive Compensation Plan”) for the Company’s Chief Executive Officer, Jeffrey E. Eberwein, and Chief Financial Officer, Matthew K. Diamond, for the year ending December 31, 2021. The 2021 CEO/CFO Incentive Compensation Plan is designed to award such officers for achieving certain corporate objectives and provides for both equity and cash incentive opportunities. Pursuant to the 2021 CEO/CFO Incentive Compensation Plan, the Committee set the target cash opportunity at $100,000 and $78,750, respectively, the target restricted stock unit opportunity at $470,000 and 8,000 shares, respectively. Payouts under the 2021 CEO/CFO Incentive Compensation Plan were based upon whether the Company in 2021 achieved adjusted EBITDA exceeding certain specified amounts and on the Company’s corporate costs for 2021 remaining below a certain threshold.

As a result of our adjusted EBITDA performance and corporate costs performance relative to the 2021 bonus targets, Mr. Eberwein and Mr. Diamond received a bonus of $150,000 and $118,125, respectively, and Mr. Eberwein and Mr. Diamond received restricted stock grants of 42,190 shares and 12,000 shares, respectively.

Restricted Stock Units

The grants of restricted stock units made to our named executive officers vest based on performance conditions and service time conditions, as described below in Footnote 1 under “Outstanding Equity Awards at December 31, 2021.” See “Potential Payments Upon Termination or Change in Control—Restricted Stock Agreements” for a description of the terms of the restricted stock units triggered upon a termination of the employment of a named executive officer or a change in control of our Company.

Stock Ownership Guidelines

The Board of Directors has established a Stock Ownership Policy for senior management, including our named executive officers, and it is intended to further align the interests of management and stockholders. Under the Stock Ownership Policy, executives, other than the Chief Executive Officer, are required to own shares of our common stock with a value equal to at least one time their respective base salaries. The Chief Executive Officer must own shares of our common stock with a value equal to at least two times his annual base salary. An executive must satisfy the ownership requirements within five years of the date of the executive’s appointment to a position covered by the Stock Ownership Policy. Stock ownership can consist of shares owned directly by the executive, vested restricted shares, deferred shares, shares in the executive’s 401(k) account, and shares owned through the Employee Stock Purchase Plan. Vested and unvested stock options, unvested restricted stock units, and unvested restricted shares will not apply to the ownership level. The value of our common stock held by executives is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of an executive’s shares reaches the required market value, the executive will be deemed to have met the stock ownership requirements and must retain only the number of shares that were required to meet the stock ownership requirements as of the date the executive first met the requirements. As of December 31, 2021, the last measurement date for compliance with the Stock Ownership Policy, the named executive officers continuing in office had not met their respective stock ownership requirements, but were on track to do so within the five-year prescribed period. No named executive officer who had not met their stock ownership requirement sold shares or exercised options during 2021.

Benefits

We provide our employees with customary health care benefits and offer a defined contribution plan (401(k) plan) in lieu of a pension plan to eligible employees, including our named executive officers, who, if they meet the plan eligibility requirements, may elect to participate. Under our 401(k) plan, we have the discretion to make a matching contribution at the end of each plan year to each participant’s account in an amount up to 50% of the participant’s salary reduction contributions for the plan year, taking into account salary reduction contributions between 1% and 6% of the participant’s eligible compensation. Other than these savings programs, we provide no retirement benefits to employees or supplemental retirement benefits to our executive officers.

Perquisites

We provide no perquisites to our named executive officers as a group, and in 2021, we did not provide perquisites in an aggregate amount greater than $10,000 to any individual named executive officer.

Impact of Tax Treatment on Compensation

As a result of changes made by the Tax Cuts and Jobs Act, starting with compensation paid in 2018, Section 162(m) of the Internal Revenue Code will limit us from deducting compensation, including performance-based compensation, in excess of $1 million paid to certain executive officers such as the chief executive officer, chief financial officer, or anyone who is among the three most highly compensated executive officers for any fiscal year. The only exception to this rule is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017 that would have otherwise been deductible under the prior Section 162(m) rules.

In addition, Section 409A of the Internal Revenue Code provides, among other things, rules for when compensation may be deferred and when, if deferred, it may be paid. Our compensation plans and agreements are intended to be compliant with Section 409A.

Outstanding Equity Awards at December 31, 2021

The following table sets forth information on outstanding stock options, restricted stock, and restricted stock unit awards held by the named executive officers at December 31, 2021, including the number of shares underlying both exercisable and unexercisable portions of each stock option, the exercise price and expiration date of each outstanding option and the market value of shares of restricted stock, and restricted stock units that have not vested based on the closing market price for our common stock on December 31, 2021, the last business day of our fiscal year, of $29.00.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
Jeffrey Eberwein	–	–	–	–	05/16/2019	3,351 (1)	$97,179
	–	–	–	–	01/27/2021	23,018 (2)	$667,522
	–	–	–	–	03/18/2021	42,190 (3)	$1,223,510
						68,559	$1,988,211
Matthew K. Diamond	–	–	–	–	01/27/2021	4,272 (2)	$123,888
	–	–	–	–	03/18/2021	12,000 (3)	$348,000
						16,272	$471,888

(1)	The shares of restricted stock units granted on May 16, 2019 had the following vesting criteria:

75.0% of the Restricted Stock Units (the “Group Adjusted EBITDA Restricted Stock Units”) shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2019 a “target” Group Adjusted EBITDA (as defined below) of $5.502 million; provided that 30.0% to 99.9% of the Group Adjusted EBITDA Restricted Stock Units will vest if the Group Adjusted EBITDA is between $4.402 million and $5.501 million (such vesting percentage determined pro rata for Group Adjusted EBITDA achievement within such range), and a number of Units equal to 100.1% to 140.0% of the Group Adjusted EBITDA Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Group Adjusted EBITDA Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Group Adjusted EBITDA Restricted Stock Units) if the Group Adjusted EBITDA is between $5.503 million and $7.153 million (such vesting percentage determined pro rata for Group Adjusted EBITDA achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Group Adjusted EBITDA Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement; and

25.0% of the Restricted Stock Units (the “Corporate Costs Restricted Stock Units”) shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2019 a “target” Corporate Costs (as defined below) of $4.084 million; provided that 60% to 99.9% of the Corporate Costs Restricted Stock Units will vest if the Corporate Costs is between $4.492 million and $4.085 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range), and a number of Units equal to 100.1% to 160.0% of the Corporate Costs Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Corporate Costs Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Corporate Costs Restricted Stock Units) if the Corporate Costs is between $4.083 million and $2.859 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Corporate Costs Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement.

2.	The shares of restricted stock units granted on January 27, 2021 had the following vesting criteria:

75.0% of the Restricted Stock Units (the “Group EBITDA Restricted Stock Units”) shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2020 (the “Performance Period”) a “target” Group EBITDA (as defined below) of $4.563 million; provided that 30.0% to 99.9% of the Group EBITDA Restricted Stock Units will vest if the Group EBITDA is equal to or greater than $3.651 million and less than $4.563 million (such vesting percentage determined pro rata for Group EBITDA achievement within such range), and a number of Units equal to 100.1% to 140.0% of the Group EBITDA Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Group EBITDA Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Group EBITDA Restricted Stock Units) if the Group EBITDA is greater than $4.563 million and equal to or less than $5.932 million (such vesting percentage determined pro rata for Group EBITDA achievement within such range, and in the event the Group EBITDA is greater than $5.932 million, the number of Group EBITDA Restricted Stock Units to be granted shall be as if the Group EBITDA was $5.932 million), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Group EBITDA Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement; and

(25.0% of the Restricted Stock Units (the “Corporate Costs Restricted Stock Units”) shall vest upon the determination by the Committee that the Company achieved for the Performance Period a “target” Corporate Costs (as defined below) of $3.946 million; provided that 60% to 99.9% of the Corporate Costs Restricted Stock Units will vest if the Corporate Costs is equal to or less than $4.341 million and greater than $3.946 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range), and a number of Units equal to 100.1% to 160.0% of the Corporate Costs Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Corporate Costs Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Corporate Costs Restricted Stock Units) if the Corporate Costs is less than $3.946 million and equal to or greater than $2.762 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range, and in the event the Corporate Costs is less than $2.762 million, the number of Corporate Costs Restricted Stock Units to be granted shall be as if the Corporate Costs was $2.762 million), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Corporate Costs Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement.

3.	The shares of restricted stock units granted on March 18, 2021 had the following vesting criteria:

100% of the Restricted Stock Units (the “Restricted Stock Units”) shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2021 (the “Performance Period”) a “target” EBITDA (as defined below) of $4.813 million; provided that 50.0% to 99.9% of the EBITDA Restricted Stock Units will vest if the EBITDA is equal to or greater than $3.850 million and less than $4.813 million (such vesting percentage determined pro rata for EBITDA achievement within such range in accordance with Appendix 1), and a number of Units equal to 100.1% to 150% of the EBITDA Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the EBITDA Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the EBITDA Restricted Stock Units) if the EBITDA is greater than $4.813 million and equal to or less than $6.257 million (such vesting percentage determined pro rata for EBITDA achievement within such range in accordance with Appendix 1, and in the event the EBITDA is greater than $6.257 million, the number of EBITDA Restricted Stock Units to be granted shall be as if the EBITDA was $6.257 million), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the EBITDA Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement.

The shares of restricted stock units granted to Mr. Eberwein on May 16, 2019, January 27, 2021, and March 18, 2021 will not be issued until up to 90 days after Mr. Eberwein ceases service to the Company.

Potential Payments Upon Termination or Change in Control

We have entered into agreements and maintain plans that require us to provide compensation to the named executive officers in the event of a termination of employment or a change in control of our Company. These agreements provide that a change in control of our Company will occur if, among other things, our stockholders approve the sale of substantially all of our assets.

The estimated amount of compensation payable to Mr. Eberwein in the event of a termination of employment or a change in control of our Company is listed in the table below, assuming that the termination and/or change in control of our Company occurred at December 31, 2021, the last business day of our fiscal year, and that our common stock is valued at $29.00, the closing market price for our common stock on December 31, 2021. Descriptions of the circumstances that would trigger payments or the provision of other benefits to these named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, and other material assumptions that we have made in calculating the estimated compensation, follow these tables.

Payments and Benefits to Jeffrey Eberwein

	Termination by Company for Cause or by Executive	Termination by Company Without Cause or the Executive for Good Reason	Death	Disability	Change in Control	Change in Control and Termination By Company Without Cause or Executive for Good Reason
Severance	$–	$–	$–	$–	$–	$500,000
Health and Dental Insurance	$–	$–	$–	$–	$–	$–
Advisor Fees	$–	$–	$–	$–	$–	$–
Vesting of Restricted Stock	$–	$1,988,211	$1,988,211	$–	$–	$1,988,211
Vesting of Stock Options	$–	$–	$–	$–	$–	$–
Total	$–	$1,988,211	$1,988,211	$–	$–	$2,488,211

Payments and Benefits to Matthew K. Diamond

	Termination by Company for Cause or by Executive	Termination by Company Without Cause or the Executive for Good Reason	Death	Disability	Change in Control	Change in Control and Termination By Company Without Cause or Executive for Good Reason
Severance	$–	$–	$–	$–	$–	$–
Health and Dental Insurance	$–	$–	$–	$–	$–	$–
Advisor Fees	$–	$–	$–	$–	$–	$–
Vesting of Restricted Stock	$–	$–	$471,888	$–	$–	$471,888
Vesting of Stock Options	$–	$–	$–	$–	$–	$–
Total	$–	$–	$471,888	$–	$–	$471,888

Executive Employment Agreements

We have an Executive Employment Agreement with Mr. Eberwein. If Mr. Eberwein dies during the term of the Executive Employment Agreement, if we terminate Mr. Eberwein’s employment as a result of his disability or for cause, or if he voluntarily terminates employment with us then we will have no further obligation to Mr. Eberwein or his estate, except to pay base salary earned through the date of death or termination.

If we terminate Mr. Eberwein’s employment without cause or do not renew his employment agreement then, subject to his executing our then-current form of general release agreement, Mr. Eberwein will be entitled to receive (i) base salary earned through the date of termination, (ii) a severance payment equal to his then-current base salary for a period of up to twelve months following such termination made in equal installments on our regular pay dates, and (iii) our portion of the premiums for providing continued health and dental insurance benefits to the executive officer for up to twelve months after termination (with only the executive’s portion of such premiums deducted from the executive officer’s severance payment). The severance payment, plus accrued interest, will not be paid to the executive officer until six months after the executive officer’s termination, unless the severance payment is less than a certain amount, as prescribed by statute.

After a change in control of our Company, if Mr. Eberwein’s employment is terminated by us other than by reason of death, disability or for cause or by Mr. Eberwein for good reason, then he is entitled to a lump-sum severance payment equal to the executive officer’s annual base salary immediately prior to termination, and the executive officer’s target annual bonus under our Senior Management Bonus Plan for the year in which the termination occurs, plus health and dental insurance benefits for a period of up to twelve months after termination. The Executive Employment Agreement provides that, upon a termination of employment after a change in control of our Company, if any portion of the executive’s termination payment would constitute an “excess parachute payment” then the termination payment made to the executive shall either be delivered in full or delivered in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by the executive of the greatest benefit on an after-tax basis. The Executive Employment Agreement does not provide for an excise tax gross-up payment.

The amounts set forth in the tables above for Mr. Eberwein, the only named executive officer who has an Executive Employment Agreement, assume that:

•	for purposes of determining whether any excise tax is triggered, we would be able to overcome any presumption that restricted stock unit grants in 2018 were made in contemplation of a change in control pursuant to regulations issued under the Internal Revenue Code; and

•	legal and accounting advisor fees are the maximum possible under the Executive Employment Agreements.

The Executive Employment Agreement defines the following terms:

•	“Cause” means:

○	the willful failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within 30 days after receipt of written notice of such failure;

○	intentional acts of dishonesty or willful misconduct by the executive with respect to us;

○	conviction of a felony or violation of any law involving dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge;

○	repeated refusal to perform the reasonable and legal instructions of our Board of Directors;

○	any material breach of the agreement or the Confidentiality, Non-Solicitation and Work Product Assignment Agreement that the executive entered into with us;

○	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation; or

○	any violation of the terms, including any non-competition, non-disclosure, non-solicitation or confidentiality provisions, of any written or oral agreement, arrangement or understanding to which the executive is a party or by which the executive is bound, other than his or her agreements with our Company.

•	“Change in control” means:

○	the consummation of a consolidation, merger, share exchange or reorganization involving us, except for certain transactions that do not result in another person acquiring control of us;

○	our stockholders approve a plan of complete liquidation or dissolution of us or an agreement for the sale of substantially all of our assets, other than sale of substantially all of our assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale;

○	any person, with certain exceptions, is or becomes the beneficial owner of our securities representing more than 20% of our outstanding shares of common stock or combined voting power of our outstanding voting securities; or

○	individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of agreement or whose appointment or election was previously so approved or recommended cease to constitute a majority of our directors.

•	“Disability” means the executive is unable to perform the executive’s essential job duties and responsibilities due to mental or physical disability for a total of twelve weeks, whether consecutive or not, during any rolling twelve-month period.

•	“Good reason” prior to a change in control means:

○	any changes in the executive’s authority, duties and responsibilities which would result in the executive no longer being our Chief Executive Officer;

○	any material reduction of the executive’s salary, aggregate incentive compensation opportunities or aggregate benefits; or o a material breach of the Executive Employment Agreement by us.

Restricted Stock Agreements

When we make grants of restricted stock to our executive officers, including the named executive officers, we enter into Restricted Stock Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If an executive officer’s employment or service with us is terminated for any reason other than death, then the shares of restricted stock that have not yet become fully vested will automatically be forfeited.

If the executive officer’s employment terminates by reason of the executive officer’s death, then the shares of restricted stock that have not yet become fully vested as a result of a service vesting condition not being satisfied will automatically become fully vested and the restrictions imposed upon the restricted stock will immediately lapse, but only if and to the extent that the performance vesting conditions shall have been achieved on or prior to the date of such termination of employment.

For awards of restricted stock granted before November 6, 2015, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control, the shares of restricted stock will fully vest and the restrictions imposed upon the restricted stock will be immediately deemed to have lapsed. For awards of restricted stock granted beginning on November 6, 2015, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control and is subsequently terminated within 12 months following the date of such change in control, the shares of restricted stock will fully vest and the restrictions imposed upon the restricted stock will be immediately deemed to have lapsed. “Change in control” in the Restricted Stock Agreements has the same meaning set forth previously under “Executive Employment Agreements.”

As a condition to the grant of the restricted stock, the Restricted Stock Agreements provide that the executive officer will agree to keep our confidential information confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination.

Restricted Stock Unit Agreements

When we make grants of restricted stock units to our executive officers, including the named executive officers, we enter into Restricted Stock Unit Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If an executive officer’s employment or service with us is terminated for any reason other than death, then the restricted stock units that have not yet become fully vested will automatically be forfeited.

If the executive officer’s employment terminates by reason of the executive officer’s death, then the restricted stock units that have not yet become fully vested as a result of a service vesting condition not being satisfied will automatically become fully vested and the restrictions imposed upon the restricted stock units will immediately lapse, but only if and to the extent that the performance vesting conditions shall have been achieved on or prior to the date of such termination of employment.

For awards of restricted stock units granted beginning on March 10, 2016, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control and is subsequently terminated within 12 months following the date of such change in control, the restricted stock units will fully vest and the restrictions imposed upon the restricted stock units will be immediately deemed to have lapsed. “Change in control” in the Restricted Stock Units Agreements has the same meaning set forth previously under “Executive Employment Agreements.”

The amounts set forth in the tables above include the value attributable to unvested restricted stock units held, valued at the closing market price of our common stock on December 31, 2021, the last business day of our 2021 fiscal year.

As a condition to the grant of the restricted stock units, the Restricted Stock Units Agreements provide that the executive officer will agree to keep our confidential information confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination.

Stock Option Agreements

When we make grants of options to our executive officers, including the named executive officers, we enter into Stock Option Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If we terminate the executive officer’s employment for cause, then any option held by the executive officer will immediately terminate and cease to be exercisable. If an executive officer ceases to be employed by us for any reason other than death or for cause, then that portion of the option which is exercisable on the date of the executive officer’s termination of employment will remain exercisable for a period of six months after such date and the remaining portion of the option will automatically expire on such date. If the executive officer’s employment terminates by reason of the executive officer’s death, then the option will become fully vested and will remain exercisable by the executive officer’s beneficiary for a period of one year after the date of the executive officer’s death. Effective upon a change in control of our Company, the option will fully vest and will immediately become exercisable, except if our stockholders will receive capital stock of another corporation in connection with a change in control of our Company and our Board of Directors determines that the option will be converted into an option to purchase shares of such capital stock. No named executive officer has any unvested stock options. “Cause” and “change in control” in the Stock Option Agreements have the same meanings set forth previously under “Executive Employment Agreements.”

As a condition to the grant of the option, the Stock Option Agreements provide that the executive officer will agree to keep our confidential information confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination.

Equity Compensation Plan Information

The following table presents information on the Company’s equity compensation plans as of December 31, 2021.

Number of shares remaining available for future issuance under equity compensation plans
2009 Incentive Stock and Awards Plan	74,718 (1)
Employee Stock Purchase Plan	11,632 (2)
Total	86,350

(1)	Excludes 167,893 shares of unvested restricted common stock previously granted under the Hudson Global, Inc. Long Term Incentive Plan and 2009 Incentive Stock and Awards Plan.

(2)	The Company suspended the Hudson Global, Inc. Employee Stock Purchase Plan effective January 1, 2009.

COMPENSATION POLICIES AND PRACTICES AND RISK

We monitor and assess periodically our enterprise risks, including risks from our compensation policies and practices for our employees. Based on our periodic assessments, we believe that risks arising from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Our compensation policies and practices (discussed below) do not encourage the taking of excessive or inappropriate risks for several reasons. Our compensation policies and practices include:

•	salaries are generally targeted at median market levels for comparable companies;

•	cash bonuses are capped, except in extremely rare cases, and are determined using objective and subjective criteria;

•	equity awards have service, and usually performance, vesting requirements;

•	we have stock ownership guidelines for our executive officers;

•	we have a compensation recovery policy for our executive officers that provides our Company with authority to recoup certain compensation in the event of a financial restatement; and

•	we offer only customary benefits, such as health care and a defined contribution plan.

We believe these compensation policies and practices provide an appropriate balance between short-term and long-term incentives, encourage our employees to produce superior results for our Company without having to take excessive or inappropriate risks to do so, and continue to serve the best interests our Company and stockholders.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee’s function is more fully described in its written charter, which our Board of Directors has adopted and which the Audit Committee reviews on an annual basis. Our Board of Directors annually reviews the independence of the Audit Committee members under standards of independence for audit committee members established by the Nasdaq Global Select Market and the SEC. Our Board of Directors has determined that each member of the Audit Committee is independent under those standards.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, BDO USA, LLP, was responsible for performing an independent audit of the consolidated financial statements for the fiscal year ended December 31, 2021. BDO USA, LLP was also responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2021 and management’s assessment of internal control over financial reporting as of December 31, 2021, with our management and has discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 1301 of the Public Company Accounting Oversight Board, Communications With Audit Committees, and Rule 2-07 of SEC Regulation S-X. In addition, BDO USA, LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with BDO USA, LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements and management’s report on its assessment of internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Hudson Global, Inc.
AUDIT COMMITTEE

Ian V. Nash, Chair
Mimi K. Drake
Connia M. Nelson

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Securities Exchange Act of 1934 to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in the “Executive Compensation” section of the proxy statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of the proxy statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in this section when evaluating our approach to compensating our named executive officers.

Our Board of Directors, the Compensation Committee of our Board of Directors and the Compensation Committee’s independent compensation consultant, when appropriate, monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has taken the following compensation actions:

•	Targeting total cash compensation, which is comprised of base salary plus annual incentive (cash bonus), at median market levels for comparable companies:

○	Targeting base salaries at median market levels for comparable companies, and

○	Designing annual cash incentives to provide awards above median market levels for comparable companies only for above median market performance.

•	Linking the vesting of most restricted stock and restricted stock unit awards to our financial performance as described in the proxy statement.

•	Limiting the perquisites that we make available to our named executive officers, who are entitled to few benefits that are not otherwise available to our employees. The aggregate amount of such perquisites for each continuing named executive officer in any year reflected under “Executive Compensation – Summary Compensation Table” has not exceeded $10,000.

•	Requiring named executive officers to maintain certain stock ownership levels through the establishment of stock ownership guidelines.

•	Maintaining an employment agreement with Mr. Eberwein, our Chief Executive Officer, that does not provide for an excise tax gross-up upon a change in control of our Company.

•	Using a form of agreement for equity awards that provides for double-trigger, not single-trigger, vesting upon a change in control of our Company.

•	Adopting a compensation recovery policy for our executive officers that provides our Company with authority to recoup certain compensation in the event of a financial restatement.

The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executive officers with the interests of our stockholders and to require our executive officers to own a significant amount of our common stock.

Vote Required

The vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Compensation Committee. The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution, but abstentions will act as a vote against approval of the resolution. Shares of common stock represented by executed, but unmarked, proxies will be voted ”FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our Board of Directors and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement.

PROPOSAL 3: VOTE TO APPROVE THE AMENDMENT TO THE RIGHTS AGREEMENT

On October 15, 2018, our Board of Directors declared a dividend to the Company’s stockholders of record as of the close of business on October 25, 2018 for each outstanding share of the Company’s common stock, of one right (a “Right”) to purchase one one-hundredth of a share of a new series of participating preferred stock of the Company. The terms of the Rights are set forth in the Rights Agreement, by and between the Company and Computershare Trust Company, N.A., as rights agent, dated as of October 15, 2018 (the “Original Rights Agreement” and, as amended, the “Rights Agreement”).

The Board of Directors entered into the Rights Agreement in an effort to preserve the value of the Company’s significant U.S. net operating loss carryforwards (“NOLs”) and other tax benefits. The Company’s ability to utilize its NOLs may be substantially limited if the Company experiences an “ownership change” within the meaning of Section 382 of the Internal Revenue Code (the “Code”). In general, an “ownership change” would occur if the percentage of the Company’s ownership by one or more “5-percent shareholders” (as defined in the Code) increases by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years. The Rights Agreement is designed to preserve the Company’s tax benefits by deterring transfers of common stock that could result in an “ownership change” under Section 382 of the Code.

The Board of Directors has taken action to amend the Original Rights Agreement to extend the expiration of the Rights Agreement to October 15, 2024, as contemplated in the First Amendment to Rights Agreement (the “First Amendment”), the complete text of which is attached as Annex A to this proxy statement, since no Distribution Date has occurred.

Section 1(w) of the Original Rights Agreement is amended and restated by the First Amendment to read as follows:

“Expiration Date” means the earliest of (i) the Close of Business on October 15, 2024, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

Section 1(nn) of the Original Agreement is amended and restated by the First Amendment to read as follows:

“Stockholder Approval” means the approval of this Agreement and any amendments to this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented.

On September 28, 2021, subject to stockholder approval, our Board of Directors approved the First Amendment to extend the expiration of the Rights Agreement to October 15, 2024 as described in this Proposal 3, and our Board of Directors is now submitting the First Amendment, attached as Annex A to this proxy statement, for stockholder approval.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for the approval of the Amendment to the Rights Agreement. Consequently, broker non-votes will have no effect on the approval of the Amendment to the Rights Agreement, but abstentions will act as a vote against the approval of the Amendment to the Rights Agreement. Shares of common stock represented by executed, but unmarked, proxy cards will be voted “FOR” the approval of the Amendment to the Rights Agreement.

Our Board of Directors unanimously recommends that you vote “FOR” approval of the Amendment to the Rights Agreement.

PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE HUDSON GLOBAL, INC. 2009 INCENTIVE STOCK AND AWARDS PLAN

Our Board of Directors has unanimously adopted, and is submitting for stockholder approval, certain amendments to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan (the “Plan”), primarily to increase the number of shares of our common stock authorized for issuance under the Plan by 250,000 shares to continue to meet our compensation goals for current and future years. The Plan was initially approved by our stockholders and became effective on May 12, 2009. Our stockholders subsequently approved an amendment and restatement of the Plan on April 26, 2012. The Plan was subsequently amended and restated on March 1, 2016. The Plan was subsequently amended and restated on August 3, 2020, and approved by the stockholders on September 14, 2020 (the “Amendment Approval Date”), to increase the number of shares of common stock subject to the Plan by 250,000 shares, and to make additional clarifying and technical changes to reflect the Reverse Split. The Board of Directors believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons. Further, the Company strongly believes in aligning the interests of its directors, employees (especially its executive officers) and consultants with those of its stockholders. Past grants received by our executive officers and directors under the Plan during the 2021 fiscal year are set forth above in the sections titled “Executive Compensation” and “Compensation of Directors”, respectively.

The purpose of amending the Plan, as more fully described below, is to increase the number of shares issuable under the Plan and to make certain technical and clarifying changes to the Plan (the “Plan Amendments”).

When the Plan was amended and restated in 2020, the shares of our common stock authorized for issuance thereunder consisted of: (i) 250,000 shares of common stock, plus (ii) the number of shares issuable under awards outstanding under the Plan as of the Amendment Approval Date, plus (iii) the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of the Amendment Approval Date, plus (iv) the number of shares subject to awards granted under the Hudson Highland Group, Inc. Long Term Incentive Plan (the “Prior Plan”) that as of the Amendment Approval Date would again become available for new grants under the terms of such plan if such plan were still in effect (the “Prior Plan Shares”).

As of March 31, 2022, there were 2,804,779 shares of our common stock issued and outstanding and there were 45,357 shares of our common stock available for issuance under the Plan. Accordingly, our Board of Directors has determined that there are not sufficient shares of common stock available under the Plan to support the Company’s intended compensation programs over the next several years.

Accordingly, on April 1, 2022, subject to stockholder approval, our Board of Directors approved the Plan Amendments described in this Proposal 4, and our Board of Directors is now submitting the Plan Amendments, as reflected in the amended Plan attached to this Proxy Statement as Annex B (as so amended, the “Amended Plan”) for stockholder approval. As proposed for approval, the Plan Amendments, as set forth in the Amended Plan, will increase the number of shares of our common stock subject to the Plan by 250,000 shares. As described more fully below, we consider equity compensation to be a key component of our compensation structure.

The closing sale price of our common stock quoted on the NASDAQ Global Select Market on April 19, 2022, was $35.90 per share.

Description of the Plan Amendments

The following is a summary of the Plan Amendments, as reflected in the Amended Plan:

Section 2(b) of the Plan is amended to state, “Amendment Approval Date” means _______, 2022.” The “Amendment Approval Date” would be the date of the approval of the Plan Amendments by our stockholders.

Section 6(a) of the Plan is amended to include an additional 250,000 shares of common stock authorized for grant under the Plan.

Description of the Amended Plan

The following is a summary of the material terms of the Amended Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Amended Plan attached to this Proxy Statement as Annex B, which assumes that this Proposal 4 is approved.

Administration and Eligibility.  The Plan is administered by the Compensation Committee (the “Committee”) of the Board, which has the authority to interpret the provisions of the Plan; make, change and rescind rules and regulations relating to the Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the Plan: any officer or other employee of the Company or its affiliates or individuals engaged to become an officer or employee, consultants or other independent contractors who provide services to the Company or its affiliates and non-employee directors of the Company. The selection of participants is based upon the Committee’s opinion that the participant is in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.

Types of Awards.  Awards under the Plan may consist of incentive awards, stock options, stock appreciation rights, performance shares, performance units, shares of common stock, restricted stock, restricted stock units or other stock-based awards as determined by the Committee. The Committee may grant any type of award to any participant it selects, but only employees of the Company or its subsidiaries may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing contained in the Plan) in substitution for any other award (or any other award granted under another plan of the Company or any affiliate). In addition, the Committee is authorized to provide or make awards in a manner that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” so that the awards will avoid a plan failure as described in Code Section 409A(1). The Committee’s authorization includes the authority to defer payments or wait for specified distribution events, as provided in Code Section 409A(2).

Shares Reserved under the Plan.  Under the Plan prior to the currently proposed Plan Amendments, an aggregate of 250,000 shares of common stock, plus the number of shares issuable under awards outstanding under the Plan as of the Amendment Approval Date, plus the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of the Amendment Approval Date, plus the Prior Plan Shares, were reserved for issuance, subject to adjustment as described below.

The Amended Plan provides that, subject to adjustment as described below, as of the date that our stockholders approve the Amended Plan, an additional of 250,000 shares of common stock, plus the number of shares of common stock issuable under awards outstanding under the Plan as of such date, plus the number of shares available for issuance under the Plan that have not been made subject to an outstanding award as of such date, plus any Prior Plan Shares, will be reserved for issuance under the Plan. The number of shares reserved for issuance will be depleted on the grant date of an award by the maximum number of shares of common stock, if any, with respect to which such award is granted.

In general, (a) if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under, or the payment of other compensation with respect to shares covered by, the award, (b) if it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable, (c) if shares are forfeited under an award, (d) if shares are issued under any award and the Company reacquires them pursuant to rights reserved by the Company upon the issuance of the shares, (e) if shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, or (f) if shares are tendered or withheld in payment of the exercise price of an outstanding stock option or as a result of the net settlement of an outstanding stock appreciation right, then such shares may again be used for new awards under the Plan. Shares that are purchased by the Company using proceeds from option exercises may never be made available for issuance under the Plan.

Under the Amended Plan, no participant may be granted awards under the Plan that could result in such participant:

•	receiving options for, and/or stock appreciation rights with respect to, more than 200,000 shares of common stock (100,000 shares if the participant is a non-employee director) during any fiscal year of the Company;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 200,000 shares of common stock (100,000 shares if the participant is a non-employee director) during any fiscal year of the Company;

•	receiving, with respect to an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of common stock, payment of more than 200,000 shares of common stock in respect of any period of two consecutive fiscal years of the Company, or for more than 300,000 shares of common stock in respect of any period of three consecutive fiscal years of the Company;

•	receiving, with respect to an annual incentive award in respect of any fiscal year of the Company, a cash payment of more than $3,000,000;

•	receiving, with respect to a long-term incentive award and/or an award of performance units the value of which is not based on the fair market value of a share of common stock, a cash payment of more than $6,000,000 in respect of any period of two consecutive fiscal years of the Company or of more than $9,000,000 in respect of any period of three consecutive fiscal years of the Company; or

•	receiving other stock-based awards relating to more than 250,000 shares of common stock (awards with a total value of more than $400,000 if the participant is a non-employee director) during any fiscal year of the Company.

Each of these limitations is subject to adjustment as described below.

Options.  The Committee has the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options are granted to participants at such time as the Committee determines. The Committee also determines the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee fixes the option price per share of common stock, which may never be less than the fair market value of a share of common stock on the date of grant. The Committee determines the expiration date of each option except that the expiration date may not be later than ten years after the date of grant. Options are exercisable at such times and be subject to such restrictions and conditions as the Committee deems necessary or advisable. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to an outstanding stock option award.

Stock Appreciation Rights.  The Committee has the authority to grant stock appreciation rights, which are also referred to as SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Plan provides that the Committee determines all terms and conditions of each stock appreciation right including (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant date, which may not be a date prior to the date the Committee approves the grant, (iii) the number of shares of common stock to which the SAR relates, (iv) the grant price, which may never be less than the fair market value of the common stock subject to the SAR as determined on the date of grant, (v) the terms and conditions of exercise or maturity, including vesting, (vi) a term that must be no later than ten years after the date of grant, and (vii) whether the SAR will settle in cash, common stock or a combination of the two. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to an outstanding SAR award.

Performance and Stock Awards.  The Committee has the authority to grant awards of shares of common stock, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of corporate, subsidiary or business unit performance goals established by the Committee and/or upon the completion of a period of service. Restricted stock unit means the right to receive cash and/or shares of common stock the value of which is equal to the fair market value of one share, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance shares means the right to receive shares of common stock to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved. Performance units means the right to receive cash and/or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent corporate, subsidiary or business unit performance goals established by the Committee are achieved.

The Committee determines all terms and conditions of the awards including (i) the number of shares of common stock and/or units to which such award relates, (ii) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (iii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iv) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (v) with respect to performance units and restricted stock units, whether the awards will settle in cash, in shares of common stock, or in a combination of the two. Under the Plan, participants will not receive dividend payments or dividend equivalent payments with respect to unearned shares of common stock under awards of performance shares or performance units.

Performance Goals.  For purposes of the Plan, performance goals mean any goals the Committee establishes that relate to one or more of the following with respect to our Company or any one or more of our subsidiaries, affiliates or other business units: revenues; gross margin; expenses; cost reductions; income including net income, operating income, income from continuing operations or margins; earnings or earnings per share, including before taxes, income taxes, interest, other non-operating expense, special charges, and/or depreciation and amortization; cash flow; debt; ratio of debt to equity or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; return on stockholders equity, capital, assets or other financial measure that appears on our financial statements or is derived from one or more amounts that appear on our financial statements; working capital or any of its components, including accounts receivable or accounts payable; assets; stock price; dividend payments; economic value added; market share; employee engagement; or a combination of any of the foregoing.

As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, will exclude the effects of (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting principles, regulations or laws, (iii) changes in the value of individual balance sheet items in excess of $1,000,000 that impact the income statement, and (iv) mergers or acquisitions, that in all of the foregoing we identify in our audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of our Annual Report on Form 10-K.

Other Stock-Based Awards.  The Committee has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include shares of unrestricted common stock, which may be awarded, without limitation, as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of common stock from us. The Committee determines all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of common stock to be granted pursuant to such award or to which such award will relate. Any award that provides for purchase rights must be priced at 100% of the fair market value of a share of common stock on the date of the award.

Incentive Awards.  The Committee has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Committee determines all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, the type of payment and the timing of payment. The Committee must require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement or partial achievement of one or more performance goals during the period the Committee specifies. The Committee may deem that performance goals subject to an award are achieved upon a participant’s death, disability or retirement or such other circumstances as the Committee may specify. The performance period for an annual incentive award must relate to a period of at least one of our fiscal years, and the performance period for a long-term incentive award must relate to a period of more than one of our fiscal years, except in each case, if the award is made at the time of commencement of employment with us or on the occasion of a promotion, then the award may relate to a shorter period. Payment of an incentive award will be in cash except to the extent the Committee determines that payment will be in shares of common stock or restricted stock, either on a mandatory basis or at the election of the participant receiving the award, having a fair market value at the time of the payment equal to the amount payable according to the terms of the incentive award.

Minimum Vesting; Amendment of Minimum Vesting and Performance Periods.  Each award shall have a minimum vesting period of one (1) year; provided that the Committee may accelerate the vesting of an award in the event of a participant’s death, disability or retirement or a change in control. Notwithstanding the requirements for performance period for an award included in the Plan, the Plan provides that the Committee may impose, at the time an award is granted or any later date, a shorter performance period to take into account a participant’s hire or promotion, or may deem an award earned, in whole or in part, on a participant’s death, disability or retirement or a change in control of our Company.

Under the Plan, a change in control of our Company is generally deemed to occur upon (i) the consummation of a consolidation, merger, share exchange or reorganization involving us, except for certain transactions that do not result in another person acquiring control of us; (ii) (A) our stockholders’ approval of a plan of complete liquidation or dissolution of us or (B) the consummation of a sale or disposition by us of substantially all of our assets, other than a sale of substantially all of our assets to an entity at least 75% of combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale; (iii) any person, with certain exceptions, becoming the beneficial owner of our securities representing more than 20% of our outstanding shares of common stock or combined voting power of our outstanding voting securities; or (iv) individuals who were directors as of March 1, 2016 and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on that date or whose appointment or election was previously so approved or recommended ceasing to constitute a majority of our directors.

Transferability.  Awards are not transferable other than by will or the laws of descent and distribution, unless the Committee allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce, or (iii) transfer an award; provided that the participant may not receive consideration for such a transfer of an award.

Recoupment of Awards.  Any awards granted on or after February 24, 2012 and any shares of common stock issued or cash paid under such an award are subject to recoupment or clawback if required by any policy that we may adopt from time to time, or any applicable law, regulation or listing standard.

Adjustments.  If (i) we are involved in a merger or other transaction in which shares of common stock are changed or exchanged, (ii) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities or other property, (iii) we effect a cash dividend that exceeds 10% of the trading price of the shares of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that the Board determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (iv) any other event shall occur that, in the case of this clause (iv), in the judgment of the Committee requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares of common stock subject to the Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) the performance goals of an award. In any such case, the Committee may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award.

The Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of common stock otherwise reserved or available under the Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Term of Plan.  Unless earlier terminated by the Board of Directors or the Committee, the Amended Plan will remain in effect until the earlier of (i) March 1, 2026 or (ii) the date all shares reserved for issuance have been issued.

Termination and Amendment.  The Board of Directors or the Committee may amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the following limitations:

•	the Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

•	stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded or any other applicable law; and

•	stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan or the limitations stated in the Plan on the number of shares of common stock that participants may receive through an award or that amends the provisions relating to the prohibition on re-pricing of outstanding options and SARs.

The Committee may modify or amend any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify or cancel any terms and conditions applicable to any award, in each case by mutual agreement of the Committee and the award holder, so long as any such action does not increase the number of shares of common stock issuable under the Plan. The Committee need not obtain the award holder’s consent for any such action that is permitted by the adjustment provisions of the Plan or for any such action: (i) to the extent the Committee deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded; (ii) to the extent the Committee deems such action is necessary to preserve favorable accounting or tax treatment of any award for us; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the award holder. The Plan also provides that the Committee shall have the authority to modify or amend any award granted under the Prior Plan to waive restrictions or conditions applicable to any such award or to include award terms consistent with the permitted terms of awards granted under the Plan, except that the Committee is prohibited from repricing awards as discussed below.

The authority of the Board and the Committee to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited.  Except for the adjustments provided for in the Plan, neither the Committee nor any other person may decrease the exercise price for any outstanding stock option or SAR after the date of grant, cancel an outstanding stock option or SAR in exchange for cash or other securities (other than cash or other securities with a fair market value equal to the excess of the fair market value of the shares subject to such stock option or SAR at the time of cancellation over the exercise or grant price for such shares), or allow a participant to surrender an outstanding stock option or SAR to us as consideration for the grant of a new stock option or SAR with a lower exercise price.

Foreign Participation.  To assure the viability of awards granted to participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain U.S. Federal Income Tax Consequences.  The following summarizes certain U.S. federal income tax consequences relating to the Plan under current tax law.

Tax Consequences of Stock Options.  Provided that the exercise price of a stock option is not less than the fair market value of the underlying common stock on the date of the stock option grant, the grant of a stock option will create no income tax consequences to the Company or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such non-qualified stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and at least one year from the exercise date (hereafter referred to as a “disqualifying disposition”), then the participant will recognize ordinary compensation income at the time of the disqualifying disposition equal to the lesser of (a) the gain realized on the disqualifying disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant as a result of a disqualifying disposition. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights.  Provided that the stock appreciation right does provide for a payment of an amount greater than the excess of (i) the fair market value of the common stock underlying the award on the date of exercise or maturity of the award over (ii) the fair market value of such stock on the date of the award grant, the grant of a stock appreciation right will create no income tax consequences to the Company or the recipient. Upon the exercise or maturity of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the stock appreciation right, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock.  Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

Performance Shares.  The grant of performance shares will create no income tax consequences for the Company or the participant. Upon the lifting of the restrictions with respect to the performance shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described previously. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Performance Units and Restricted Stock Units.  The grant of a performance unit or restricted stock unit will create no income tax consequences to the Company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units or restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.

Withholding.  In the event the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of common stock acquired under an award, the Company may deduct from any payments of any kind otherwise due the participant cash, or with the consent of the Committee, shares of common stock otherwise deliverable or vesting under an award, to satisfy such tax obligations. Alternatively, the Company may require such participant to pay to the Company or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If shares of common stock are deliverable on exercise or payment of an award, then the Committee may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (i) have the Company withhold shares otherwise issuable under the award, (ii) tender back shares received in connection with such award, or (iii) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

Additional Taxes Under Section 409A.  If an award under the Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Code Section 409A, then the participant will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.

No Guarantee of Tax Treatment.  Notwithstanding any provision of the Plan, the Company does not guarantee that (i) any award intended to be exempt from Code Section 409A is so exempt, (ii) any award intended to comply with Code Section 409A or Section 422 does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) of the Code. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the next three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). The Tax Reform and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board of Directors and the Committee intend to consider the potential impact of Section 162(m) on grants made under the Amended Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The Amended Plan is not intended to affect the grandfathered status of awards previously granted under the Prior Plan that were intended to qualify as “performance-based compensation” under Section 162(m), if any.

New Plan Benefits.  We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The Committee will make such determinations from time to time.

Equity Compensation Plan Information. See “Equity Compensation Plan Information” described in the “Executive Compensation” section of this Proxy Statement.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for approval of the Plan Amendments. Consequently, broker non-votes will have no impact on the approval of the Plan Amendments, but abstentions will act as a vote against approval of the Plan Amendments. Shares of common stock represented by executed, but unmarked, proxies will be voted ”FOR” the approval of the Plan Amendments. In the event that the Plan Amendments are not approved by our stockholders at the Annual Meeting, the Plan as in effect prior to the currently proposed Plan Amendments will remain in full force and effect.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the amendments to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended and restated.

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has appointed BDO USA, LLP (“BDO”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. Our Board of Directors is seeking stockholder ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2022. BDO has served as our independent registered public accounting firm since April 2019. If the stockholders do not ratify the selection of BDO as the Company’s independent registered public accounting firm, BDO will continue to be the Company’s independent registered public accounting firm, however the appointment will be reconsidered by the Audit Committee.

Representatives of BDO are expected to be available to answer appropriate questions from stockholders at the annual meeting and will have an opportunity to make a statement, if they desire to do so, during the annual meeting.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table presents fees billed for professional audit services rendered by BDO for the audit of our annual financial statements for the fiscal year ended December 31, 2021 and December 31, 2020, and fees billed for other services rendered by BDO in those periods.

	2021	2020
Audit fees (1)	$658,185	$613,130
Audit-related fees (2)	30,055	–
Tax fees (3)	11,000	11,275
All other fees (4)	–	–
Total	$699,240	$624,405

(1)	Audit fees consist of the aggregate fees billed for professional services rendered by BDO in 2021 and 2020, as applicable, for the audit and review of financial statements and services provided in connection with statutory and regulatory filings (domestic and international).

(2)	Audit-related fees in 2021 related to the audit of our employee benefit pan filed on Form 11-K, and there were no Audit-related fees in 2020.

(3)	Tax fees consist of professional services rendered by BDO relating to tax studies.

(4)	All Other Fees consist of fees for services other than the services reported above.

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of BDO, and all such services were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy regarding pre-approval of the audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee will not approve any service that will impair the independence of the independent registered public accounting firm. The pre-approval policy requires each audit service and each non-audit service in excess of $50,000 performed by the independent registered public accounting firm to receive the specific prior approval of the entire Audit Committee. The Chair of the Audit Committee has authority to approve any non-audit service equal to or less than $50,000, and any subsequent fee adjustments which, in the aggregate for each non-audit service, are equal to or less than $15,000. Only if the cost of any audit or non-audit service exceeds by the greater of ten percent or $5,000 the amount previously approved by the Audit Committee or the Chair of the Audit Committee must the Audit Committee or the Chair of the Audit Committee give prior approval for the additional cost. The Chair of the Audit Committee reports any approvals pursuant to such authority to the Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s pre-approval responsibilities to management. The independent registered public accounting firm must provide the Audit Committee or the Chair of the Audit Committee with a description of each specific audit or non-audit service to be rendered and detailed documentation for any fee increase requests.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Consequently, broker non-votes will have no effect on the ratification of the appointment, but abstentions will act as a vote against ratification of the appointment. Shares of common stock represented by executed, but unmarked, proxy cards will be voted “FOR” the ratification of the appointment. If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company’s and its stockholders’ best interest.

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and any person beneficially owning more than 10% of our common stock to file reports concerning their ownership of our equity securities with the SEC. Based solely on a review of the forms filed electronically with the SEC during Fiscal 2021 and on written representations that no Form 5 was required to be filed, we believe that, during Fiscal 2021, all of our directors, executive officers, and persons who beneficially owned more than 10% of our common stock timely complied with the Section 16(a) filing requirements, except for one inadvertent late filing of a Form 4 by Mr. Eberwein, reporting three transactions.

OTHER MATTERS

Environmental, Social and Governance (“ESG”) Engagement

We view ESG holistically and have implemented initiatives that address (1) our human capital management strategy that emphasizes diversity, equality, and inclusion; (2) regular and frequent interactions with clients, employees, and current and potential shareholders of our stock; and (3) strong governance practices that include a commitment to maintaining a diverse and inclusive management team and Board. We believe these strategies will support us in delivering strong performance for clients, employees, and stockholders going forward.

As of December 31, 2021, the Company employed approximately 1,300 people worldwide, including approximately 150 employees in the United States and 1,150 employees internationally. Of these 1,300 employees, approximately 49% are female. In addition, the Company has established a global Diversity, Equality, and Inclusion (“DEI”) Program, sponsored by the Division CEOs, to ensure that our workforce is reflective of the diverse world in which we live. This program is designed to promote DEI initiatives within the Company such as launching training programs and diagnostic tools, but it is also designed to aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base.

During 2021, the Company’s CEO, CFO, and Chair of the Board participated in multiple investor conferences and met one-on-one with various investors and potential investors, discussing a variety of topics, including compensation. The information received during this year-round engagement was integral to the decision-making process of the Company and the Board. In addition, views from stockholders help to inform the Company’s policies, practices, and disclosures.

The Company employs governance practices that uphold high ethical, legal, regulatory, and industry standards. This includes the activities of our Internal Audit department, which conducts periodic reviews of financial and regulatory processes each year, as well as a formal Code of Conduct required to be signed by our employees each year. The Company strives for diversity among its board members, management, and employees. In keeping with this strategy, a primary goal of board composition is to achieve a diverse and complementary set of backgrounds and experiences that will benefit the strategic direction of the Company. We believe that strong governance includes a commitment to diversity starting at the top of the organization with 50% of the Company’s Board being diverse (by race, gender, and ethnic diversity combined).

Stockholder Proposals

Proposals which our stockholders intend to present at, and wish to have included in our proxy statement for, the 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be delivered to our Corporate Secretary at our office located at 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870 by December 13, 2022. In addition, a stockholder who intends to present business, including nominating persons for election as directors, other than pursuant to Rule 14a-8 at the 2023 annual meeting must comply with the requirements set forth in our By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice of such business, complying with our By-Laws, to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under our By-Laws, if we do not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2023 annual meeting, but do not intend to include in our proxy statement for such meeting) on or after January 27, 2023 and on or prior to February 26, 2023, then the notice will be considered untimely and we will not be required to present the proposal at the 2023 annual meeting.

Proxy Solicitation

We will pay all costs that we incur in connection with the solicitation of proxies for the annual meeting, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and any additional solicitation material furnished to the stockholders. In addition to soliciting proxies by mail, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. Copies of the solicitation materials will be furnished to brokers, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Although there is no formal agreement to do so, we may reimburse such brokers, banks and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock. We have retained InvestorCom, LLC to aid in the solicitation at an estimated cost of $7,500 plus reimbursable out-of-pocket expenses.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to any of the proposals to be presented at the annual meeting, and the Company will not independently provide stockholders with any such right.

Stockholders Sharing the Same Address

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their shares through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and proxy statement, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to stockholders and/or proxy statement may also request delivery of a single copy upon oral or written request. Stockholders may notify us of their requests by writing to Corporate Secretary, Hudson Global, Inc., 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870 or calling (203) 409-5628.

By Order of the Board of Directors
HUDSON GLOBAL, INC.

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chief Executive Officer

Old Greenwich, Connecticut

April 20, 2022

ANNEX A

FIRST AMENDMENT TO RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO RIGHTS AGREEMENT, dated as of September 28, 2021 (this “Amendment”), by and between Hudson Global, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”). Unless the context otherwise requires, capitalized terms used in this Amendment have the respective meaning given to them in the Original Agreement (defined below).

Recitals

WHEREAS, the Company and the Rights Agent entered into that certain Rights Agreement, dated as of October 15, 2018 (the “Original Agreement”);

WHEREAS, the board of directors of the Company has (1) determined that no Distribution Date has occurred as of the date of this Amendment and (2) taken action to amend the Original Agreement as contemplated herein; and

WHEREAS, this Amendment amends the Original Agreement as contemplated by Section 27 of the Original Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing, the parties, intending to be legally bound hereby, agree as follows:

1.     Section 1(w) of the Original Agreement is hereby amended and restated as of the date of this Amendment to read as follows:

“Expiration Date” means the earliest of (i) the Close of Business on October 15, 2024, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

2.    Section 1(nn) of the Original Agreement is hereby amended and restated as of the date of this Amendment to read as follows:

“Stockholder Approval” means the approval of this Agreement and any amendments to this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement or any amendment to this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.

3.     Exhibits B and C to the Original Agreement and all other related documents shall be modified, where appropriate, to make reference to this Amendment and reflect the amendments contained herein.

4.     Sections 26 through (and including) 38 of the Original Agreement shall apply mutatis mutandis to this Amendment.

A-1

ANNEX B

HUDSON GLOBAL, INC.
2009 INCENTIVE STOCK AND AWARDS PLAN
As Amended and Restated

As further amended on August 3, 2020

As further amended on _______, 2022

1.            Purposes, History and Effective Date.

(a)            Purpose. The Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended and restated, has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)            History. Prior to the effective date of this Plan, the Company had in effect the Prior Plan, which was originally effective March 12, 2003. Upon stockholder approval of this Plan on May 12, 2009, the Prior Plan terminated and no new awards have been granted under the Prior Plan after such date, although awards granted under the Prior Plan and still outstanding continue to be subject to all terms and conditions of the Prior Plan, subject to Section 15(c) of this Plan. The Plan was amended and restated effective February 24, 2012 and approved by the Company’s stockholders on April 26, 2012. The Board again amended and restated this Plan effective March 1, 2016 (the “Board Approval Date”), contingent on subsequent stockholder approval of this Plan as amended and restated. Subsequently, the Board further amended this Plan effective August 3, 2020 and April 1, 2022, contingent on stockholder approval of this Plan as amended.

(c)            Effective Date. This Plan became effective on, and Awards may be granted under this Plan on and after, the Effective Date. This Plan will terminate as provided in Section 15.

2.            Definitions. Capitalized terms used in this Plan have the following meanings:

(a)            “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(b)            “Amendment Approval Date” means ____________, 2022.

(c)            “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units, an Incentive Award or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

(d)            “Board” means the Board of Directors of the Company.

(e)            “Change in Control” means the occurrence of any one of the following events:

(i)            the consummation of a consolidation, merger, share exchange or reorganization involving the Company, unless such consolidation, merger, share exchange or reorganization is a “Non-Control Transaction” (as defined below);

(ii)            (A) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or (B) the consummation of the sale or disposition by the Company of all, or substantially all, of the assets of the Company (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all, or substantially all, of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale;

(iii)            any Person (other than (A) the Company, (B) any Subsidiary, (C) a trustee or other fiduciary holding securities under any employee benefit plan (or any trust forming a part thereof) maintained by the Company or any Subsidiary or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock in the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company after the Effective Date pursuant to express authorization by the Board that refers to this exception) representing more than 20% of the then outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities; or

(iv)            the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, as of the Board Approval Date, constitute the entire Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the Directors then still in office who either were Directors on the Board Approval Date or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions. A “Non-Control Transaction” shall mean a consolidation, merger, share exchange or reorganization of the Company where (A) the stockholders of the Company immediately before such consolidation, merger, share exchange or reorganization beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the outstanding voting securities of the corporation resulting from such consolidation, merger, share exchange or reorganization (the “Surviving Corporation”); (B) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such consolidation, merger, share exchange or reorganization constitute at least 50% of the members of the board of directors of the Surviving Corporation; and (C) no Person (other than (1) the Company, (2) any Subsidiary or (3) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company after the Effective Date pursuant to express authorization by the Board that refers to this exception) representing more than 20% of the then outstanding shares of the common stock of the Surviving Corporation or the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(f)            “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g)            “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(h)            “Company” means Hudson Global, Inc., a Delaware corporation, or any successor thereto.

(i)            “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not an employee of the Company or its Subsidiaries.

(j)            “Effective Date” means May 12, 2009.

(k)            “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(l)            “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(m)            “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved, and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(n)            “Option” means the right to purchase Shares at a stated price for a specified period of time.

(o)            “Participant” means an individual selected by the Committee to receive an Award.

(p)            “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: revenues; gross margin; expenses; cost reductions; income, including net income, operating income, income from continuing operations or margins; earnings or earnings per share, including before taxes, income taxes, interest, other non-operating expense, special charges, and/or depreciation and amortization; cash flow; debt; ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; return on stockholders equity, capital, assets or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; working capital or any of its components, including accounts receivable or accounts payable; assets; stock price; dividend payments; economic value added; market share; employee engagement; or a combination of any of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, will exclude the effects of (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting principles, regulations or laws, (iii) changes in the value of individual balance sheet items in excess of $1,000,000 that impact the income statement, and (iv) mergers or acquisitions, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(q)            “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(r)            “Performance Units” means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

(s)            “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(t)            “Plan” means this Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as may be amended from time to time.

(u)            “Prior Plan” means the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended.

(v)            “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(w)            “Restricted Stock Unit” means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.

(x)            “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(y)            “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(z)            “Share” means a share of Stock.

(aa)      “Stock” means the Common Stock of the Company, $.001 par value.

(bb)      “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(cc)      “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3.            Administration.

(a)            Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee determinations shall be made in the sole discretion of the Committee and are final and binding on all interested parties.

(b)            Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided, however, that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)            Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

4.            Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or employee, a consultant or other independent contractor who provides services to the Company or its Affiliates, or a Director, including a Non-Employee Director. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. The Committee’s granting of a particular type of Award to a Participant will not require the Committee to grant any other type of Award to such individual.

5.            Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing contained in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6.            Shares Reserved under this Plan.

(a)            Plan Reserve. Subject to adjustment as provided in Section 17, as of the Amendment Approval Date, an aggregate of 250,000 Shares, plus the number of Shares issuable under Awards outstanding under this Plan as of the Amendment Approval Date, plus the number of Shares available for issuance under this Plan that have not been made subject to an outstanding Award as of the Amendment Approval Date, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan; provided that only 250,000 shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. For purposes of determining the aggregate number of Shares reserved for issuance under the Plan, any fractional Share shall be rounded to the next highest full Share.

(b)            Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to Shares covered by the Award will not be payable, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, (v) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations or (vi) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but such Shares may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall Shares purchased by the Company using proceeds from Option exercises be recredited to the Plan’s reserve.

(c)            Addition of Shares from Predecessor Plans. After the Amendment Approval Date, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plan if such plan were still in effect (taking into account such plan’s provisions concerning termination or expiration, if any), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such Shares will not be available for future awards under the terms of the Prior Plan.

(d)            Participant Limitations. Subject to adjustment as provided in Section 17, no Participant may be granted Awards that could result in such Participant:

(i)            receiving Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares (100,000 Shares for Options and/or Stock Appreciation Rights granted to a Non-Employee Director Participant) during any fiscal year of the Company;

(ii)            receiving Awards of Restricted Stock and/or Restricted Stock Units relating to more than 200,000 Shares (100,000 Shares for Restricted Stock and/or Restricted Stock Units granted to a Non-Employee Director Participant) during any fiscal year of the Company;

(iii)            receiving, with respect to an Award of Performance Shares and/or an Award of Performance Units the value of which is based on the Fair Market Value of a Share, payment of more than 200,000 Shares in respect of any period of two consecutive fiscal years of the Company, or of more than 300,000 Shares in respect of any period of three consecutive fiscal years of the Company;

(iv)            receiving, with respect to an Annual Incentive Award in respect of any fiscal year of the Company, a cash payment of more than $3,000,000;

(v)            receiving, with respect to a Long-Term Incentive Award and/or an Award of Performance Units the value of which is not based on the Fair Market Value of a Share, a cash payment of more than $6,000,000 in respect of any period of two consecutive fiscal years of the Company, or of more than $9,000,000 in respect of any period of three consecutive fiscal years of the Company; or

(vi)            receiving other Stock-based Awards pursuant to Section 12 relating to more than 250,000 Shares during any fiscal year of the Company; provided that the maximum value of other Stock-based Awards granted during a fiscal year to any Non- Employee Director shall not exceed $400,000 in total value (calculating the value of any such other Stock-based Awards based on the grant date fair value of such Stock-based Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any Shares or Awards).

7.            Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of exercise, including vesting; and (f) the term, except that an Option must terminate no later than 10 years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Except to the extent the Committee determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

8.            Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Committee approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than 10 years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to a SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9.            Performance and Stock Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Performance Units and Restricted Stock Units, whether to settle such Awards in cash, in Shares, or in a combination of cash and Shares. Performance Shares and Performance Units shall not include a right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award that are not earned due to the failure to satisfy applicable Performance Goals.

10.            Annual Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of at least one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Annual Incentive Award.

11.            Long-Term Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, the type of payment, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or such other circumstances as the Committee may specify; (b) the performance period must relate to a period of more than one fiscal year of the Company except that, if the Award is made at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a shorter period; and (c) payment will be in cash except to the extent that the Committee determines that payment will be in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Long-Term Incentive Award.

12.            Other Stock-Based Awards. Subject to the terms of this Plan, the Committee may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation, such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Committee shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13.            Minimum Vesting; Amendment of Minimum Vesting and Performance Periods. Each Award shall have a minimum vesting period of one (1) year; provided that the Committee may accelerate the vesting of an Award in the event of a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or a Change in Control. Notwithstanding any provision of this Plan that requires a performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter performance period to take into account a Participant’s hire or promotion, or may deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Committee) or retirement (as defined by the Committee) or a Change in Control.

14.            Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that the Participant may not receive consideration for such a transfer of an Award.

15.            Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)            Term of Plan. Unless the Board or the Committee earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on the earlier of (i) the date that is 10 years from the Board Approval Date and (ii) the date when all Shares reserved for issuance have been issued.

(b)            Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)            the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)            stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii)            stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 17); or (B) an amendment to the provisions of Section 15(e).

(c)            Amendment, Modification, Cancellation or Recoupment of Awards.

(i)            Except as provided in Section 15(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award, or amend, modify or cancel any terms and conditions applicable to any Award, in each case by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 17), but the Committee need not obtain Participant (or other interested party) consent for any such action that is permitted by the provisions of Section 17(a) or for any such action: (i) to the extent the action is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the action is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. In addition, except as provided in Section 15(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award granted to a Participant under the Prior Plan, or waive any restrictions or conditions applicable to any such Award, to include Award terms consistent with the permitted terms of Awards granted under this Plan.

(ii)            Any Awards granted pursuant to this Plan on or after February 24, 2012, and any Stock issued or cash paid pursuant to such an Award, shall be subject to any recoupment or clawback policy that may be adopted by the Company from time to time and to any requirement of applicable law, regulation or listing standard that requires the Company to recoup or clawback compensation paid pursuant to such an Award.

(d)            Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 15 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)            Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 17, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash or other securities (other than cash or other securities with a Fair Market Value equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price for such Shares), or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

(f)            Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16.            Taxes.

(a)            Withholding. In the event the Company or an Affiliate of the Company is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)            No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17.            Adjustment Provisions.

(a)            Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; or (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than any associated preferred stock purchase rights issued pursuant to that certain Amended and Restated Rights Agreement, dated January 15, 2015, between the Company and Computershare Inc., as rights agent (as may be extended or otherwise amended from time to time), or similar stock purchase rights that the Company might authorize and issue in the future) or other property; or (iii) the Company shall effect a cash dividend the amount of which exceeds 10% of the trading price of the Shares at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur which, in the case of this clause (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)) and which may after the event be made the subject of Awards under this Plan, including incentive stock options, (B) the number and type of Shares subject to outstanding Awards, (C) the grant, purchase, or exercise price with respect to any Award, and (D) the Performance Goals of an Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, Options or SARs previously granted to Non-Employee Directors at the time of any event described in this Section 17(a) are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs. Without limitation, in the event of any such merger or similar transaction, subdivision or combination of Shares, dividend or other event described above (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Board or the Committee, then the adjustments contemplated by this Section 17(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares.

(b)            Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

18.            Miscellaneous.

(a)            Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)            one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(ii)            the payment of the purchase price of Options (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) and/or (C);

(iii)            except in connection with the grant of Awards of Options and SARs, for which Awards this subsection is not applicable, provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (but only, in the case of Awards subject to Performance Goals, to the extent the Performance Goals are satisfied), which payments may be either made currently or credited to a nonqualified deferred compensation account for the Participant that complies with the applicable requirements of Code Section 409A, provides for the deferral of payment of such amounts to a specified employee or until a specified event described in Code Section 409A(a) (2), and may be settled in cash or Shares, as the Committee determines;

(iv)            restrictions on resale or other disposition of Shares; and

(v)            compliance with federal or state securities laws and stock exchange requirements.

(b)            Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)            a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)            a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)            with respect only to Awards granted prior to February 24, 2012, a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)            a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment with the Company or any of its Subsidiaries or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the income inclusion, interest and additional tax imposed by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service. (c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(c)            Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(d)            Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges. Notwithstanding any provision of this Plan or any document pertaining to Awards granted hereunder to the contrary, this Plan shall be so construed, interpreted and administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

(e)            Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles.

(f)            Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(g)            Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(h)            Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

HUDSON GLOBAL, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 17, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hudson Global, Inc., a Delaware corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Matthew K. Diamond, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held on May 17, 2022, at 8:00 a.m., local time, at the offices of the Company located at 53 Forest Avenue, Suite 102, Old Greenwich, Connecticut 06870, and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: 🗷

The Board recommends a vote FOR the election of all of the listed nominees and FOR Proposals 2, 3, 4 and 5.

1.	Election of nominees named below to the Board of Directors of the Company.

☐	FOR ALL NOMINEES.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐	FOR ALL EXCEPT
(See instructions below)

Nominees:	○	Mimi K. Drake
	○	Jeffrey E. Eberwein
	○	Ian V. Nash
	○	Connia M. Nelson

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To approve, by advisory vote, the compensation of our named executive officers as disclosed in the proxy statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve amendments to the Company’s Rights Agreement to extend its term through October 15, 2024.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve amendments to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock issuable under the Plan by 250,000 shares and to make certain technical and clarifying changes to the Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To ratify the appointment of BDO USA, LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

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PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________	(Signature of Stockholder)

DATE: ___________________	(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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